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                                                                    Exhibit 12.3


                CONSENT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

We consent to the use of our report on the financial statements of FutureOne, Inc. dated June 8, 1999, except for Note 13 for which the date is June 29, 1999 and to the use of our report on the financial statements of OPEC CORP. dated June 8, 1999 in this Form 10-SB of FutureOne, Inc.


                                                           /s/ ERNST & YOUNG LLP


Phoenix, Arizona
July 20, 1999